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                                                                    EXHIBIT 99.5

                                                               Execution Version

                      TELECOMMUNICATIONS SERVICES AGREEMENT

     This Telecommunications Services Agreement ("Agreement") is made as of October 23, 2006 by and between FIDELITY INFORMATION SERVICES, INC., an Arkansas corporation ("FIServices") and a subsidiary of FIDELITY NATIONAL INFORMATION SERVICES, INC. (together with its subsidiaries, affiliates, successors and assigns, collectively "FIS"), and FIDELITY NATIONAL TITLE GROUP, INC., a Delaware corporation that, after the consummation of the Transactions (as hereinafter defined), will be known as "Fidelity National Financial, Inc." (together with its subsidiaries, affiliates, successors and assigns, collectively "FNF"). FNF and FIServices are herein referred to individual as a "Party" and, collectively, the "Parties".

     WHEREAS, FIServices, as Landlord, and FNF, as Tenant, have entered into that certain Amended and Restated Lease Agreement dated as of October 23, 2006 (the "Lease"), pursuant to which FNF leases from FIServices office space and other appurtenants thereto, located on the Fidelity National Financial corporate campus located at 601 Riverside Drive, in the city of Jacksonville, county of Duval, state of Florida (the "Fidelity Campus"); and

     WHEREAS, FNF, as Sublandlord, and FIS, as Subtenant, have entered into that certain Amended and Restated SubLease Agreement dated as of October 23, 2006 (the "SubLease"), pursuant to which FIS subleases from FNF office space and other appurtenants thereto, located in a building on the Fidelity Campus known as "Building V"; and

     WHEREAS, FIServices is responsible for all telecommunications services and equipment for the Fidelity Campus, including those for Building V;

     WHEREAS, in connection with the consummation of the transactions (the "Transactions") contemplated by that certain Securities Exchange and Distribution Agreement dated as of June 25, 2006, as amended and restated as of September 18, 2006 (as so amended and restated, the "Distribution Agreement"), between Fidelity National Financial, Inc., a Delaware corporation ("Old FNF"), and FNF, and the consummation of the transactions contemplated by that certain the Agreement and Plan of Merger dated as of June 25, 2006 as previously amended and as amended and restated as of September 18, 2006 (as so amended and restated, the "FIS Merger Agreement"), between Old FNF and FIS, the Parties wish to set forth their agreement with regard to the telecommunication services and equipment at the Campus; and

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:


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     1. Services and Equipment Provided. So long as this Agreement is in effect,
FIServices hereby agrees to provide to FNF the following telecommunication services and equipment at the Campus, including Building V:

     a)   Supply of all Handsets,

     b)   Voicemail,

     c) Maintenance of Computer Servers that Route Tenant's Telephone Calls ("Public Branch Exchange" or "PBX" Units),

     d)   Call accounting program and maintenance, and

     e)   Supply all cabling infrastructure.

The following services are specifically excluded:

     i)   Move/add/change requests, and

     ii)  Project work related to new PBX's.

     2. Payment for Pro Rata Sharing of Costs. FNF hereby agrees to pay to FIServices FNF's respective share of the telecommunications services listed above incurred by FIServices at the Campus. The costs to be allocated to FNF will be proportionate to FNF's utilization of the telecommunications systems, including long distance telephone charges, and shall be allocated on an employee headcount basis, taking into account the aggregate number of FNF employees as compared to the aggregate number of persons (including without limitation FIS employees) with telecommunication services at the Campus.

     3. Accounting and Payment. Within 30 days after the end of each calendar month, FIServices shall prepare and deliver to FNF a monthly summary statement (each a "Monthly Telecommunications Cost Summary Statement") setting forth all of the costs owing by FNF to FIServices hereunder. For sake of clarification, the Parties acknowledge that unless and until the Parties agree otherwise, all Monthly Telecommunications Summary Statements required hereunder shall be incorporated into and be a part of the respective Monthly Summary Statement referred to in the Amended and Restated Corporate Services Agreement dated as of October __, 2006 (the "CSA") between FNF and FIS, and in the Amended and Restated Reverse Corporate Services Agreement dated as of October __, 2006 (the "RCSA") between FIS and FNF. The parties contemplate that (i) one Monthly Summary Statement will be prepared by FNF with respect to all expenses, costs and fees attributable or allocable to FIS and its subsidiaries under all agreements between FNF and/or its subsidiaries, on the one hand, and FIS and/or its subsidiaries, on the other, incurred during the preceding calendar month,
(ii) one Monthly Summary Statement will be prepared by FIS with respect to all expenses, costs and fees attributable or allocable to FNF and its subsidiaries under all agreements between FIS and/or its subsidiaries, on the one hand, and FNF and/or its subsidiaries, on the other, incurred during the preceding calendar month, and (iii) FNF (on behalf of itself and its subsidiaries) and FIS (on behalf of itself and its subsidiaries) will offset the amounts owing, as shown on the Monthly Summary Statements for the same month, so that the net amount owing from the applicable party can be determined. The Parties further contemplate that the net amount owing under the


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Monthly Summary Statements, including without limitation, the net amount owing with respect to the costs owing under this Agreement, shall be paid in full by the applicable party within 10 days after presentation of each of the Monthly Summary Statements for each month, all in accordance with and subject to the terms and conditions set forth in the CSA and the RCSA.

     4. Term and Termination of this Agreement. This Agreement shall remain in effect for so long as the Lease or the SubLease is in effect, including any extension or renewal thereof. Without limiting the foregoing, this Agreement may be terminated at any time with the consent of both Parties. In the event that this Agreement is terminated at the request of either party, FNF shall compensate FIServices for the costs, if any, actually incurred by FIServices for any unamortized telecommunications equipment provided hereunder that was purchased or otherwise acquired for use by FNF and for which FIServices has no other use after the termination of this Agreement (it being understood that FIServices shall use its reasonable best efforts to mitigate any such costs).

     5. Confidentiality. Each Party shall keep confidential any and all information concerning the other Party which it may obtain pursuant to the activities described in this Agreement, and agrees not to disclose such information to any person unless authorized to do so by the Party in question. The provisions of this Section 5 shall not, however, apply to information made generally available to the public by any Party or by third parties through lawful channels, or information which is obtained from a third person who (insofar as is known to the recipient of such information) is lawfully in possession of such information and not in violation of any contractual, legal or fiduciary obligation to a Party with respect to such information.

     6. Limitation of Liability. EACH PARTY SHALL BE LIABLE TO THE OTHER FOR ALL DIRECT DAMAGES ARISING OUT OF OR RELATED TO ANY CLAIMS, ACTIONS, LOSSES, COSTS, DAMAGES AND EXPENSES RELATED TO, IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT. EXCEPT TO THE EXTENT ARISING FROM GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR BY REASON OF A BREACH OF WARRANTY, ANY PARTY'S LIABILITY FOR ANY CLAIM OR CAUSE OF ACTION WHETHER BASED IN CONTRACT, TORT OR OTHERWISE WHICH ARISES UNDER OR IS RELATED TO THIS AGREEMENT SHALL BE LIMITED TO THE OTHER PARTY(S)'S DIRECT OUT-OF-POCKET DAMAGES, ACTUALLY INCURRED. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INDIRECT, SPECIAL, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND WHATSOEVER. WITHOUT LIMITING THE FOREGOING, THE PARTIES AGREE THAT IN NO EVENT SHALL THE AGGREGATE LIABILITY OF EITHER PARTY TO THE OTHER FOR SUCH DAMAGES, WHETHER ARISING IN CONTRACT, TORT, EQUITY, NEGLIGENCE OR OTHERWISE, EXCEED $100,000.

     7. Dispute Resolution

          (a) Amicable Resolution. The Parties mutually desire that friendly collaboration will continue between them. Accordingly, they will try to resolve in an amicable manner all disagreements and misunderstandings connected with their respective rights and


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obligations under this Agreement, including any amendments hereto. In furtherance thereof, in the event of any dispute or disagreement (a "Dispute") between the Parties in connection with this Agreement, then the Dispute, upon written request of either Party, will be referred for resolution to the General Counsels of the Parties, which General Counsels will have ten (10) days to resolve such Dispute.

          (b) Mediation. In the event any Dispute cannot be resolved in a friendly manner as set forth in Section 7(a), the Parties intend that such Dispute be resolved by mediation. If the General Counsels of the Parties are unable to resolve the Dispute as contemplated by Section 7(a), either Party may demand mediation of the Dispute by written notice to the other in which case the two Parties will select a single mediator within ten (10) days after the demand. Neither Party may unreasonably withhold consent to the selection of the mediator. Each Party will bear its own costs of mediation but both Parties will share the costs of the mediator equally.

          (c) Arbitration. In the event that the Dispute is not resolved pursuant to Section 7(a) or through mediation pursuant to Section 7(b), the latter within thirty (30) days of the submission of the Dispute to mediation, either Party involved in the Dispute may submit the dispute to binding arbitration pursuant to this Section 7(c). All Disputes submitted to arbitration pursuant to this Section 7(c) shall be resolved in accordance with the Commercial Arbitration Rules of the American Arbitration Association, unless the Parties involved mutually agree to utilize an alternate set of rules, in which event all references herein to the American Arbitration Association shall be deemed modified accordingly. Expedited rules shall apply regardless of the amount at issue. Arbitration proceedings hereunder may be initiated by either Party making a written request to the American Arbitration Association, together with any appropriate filing fee, at the office of the American Arbitration Association in Orlando, Florida. All arbitration proceedings shall be held in the city of Jacksonville, Florida in a location to be specified by the arbitrators (or any place agreed to by the Parties and the Arbitrators). The arbitration shall be by a single qualified arbitrator experienced in the matters at issue, such arbitrator to be mutually agreed upon by the Parties. If the Parties fail to agree on an arbitrator thirty (30) days after notice of commencement of arbitration, the American Arbitration Association shall, upon the request of any Party to the dispute or difference, appoint the arbitrator. Any order or determination of the arbitral tribunal shall be final and binding upon the Parties to the arbitration as to matters submitted and may be enforced by any Party to the Dispute in any court having jurisdiction over the subject matter or over any of the Parties. All costs and expenses incurred in connection with any such arbitration proceeding (including reasonable attorneys' fees) shall be borne by the Party incurring such costs. The use of any alternative dispute resolution procedures hereunder will not be construed under the doctrines of laches, waiver or estoppel to affect adversely the rights of either Party.

          (d) Non-Exclusive Remedy. Each of the Parties acknowledge and agree that money damages would not be a sufficient remedy for any breach of this Agreement by either Party or misuse of the Confidential Information of FNF or FIServices, as the case may be. Accordingly, nothing in this Section 7 will prevent either Party from immediately seeking injunctive or interim relief in the event of any actual or threatened breach of any confidentiality provisions of this Agreement. All actions for such injunctive or interim relief shall be brought in


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a court of competent jurisdiction. Such remedy shall not be deemed to be the exclusive remedy for breach of this Agreement.

          (e) Commencement of Dispute Resolution Procedure. Notwithstanding anything to the contrary in this Agreement, the Parties, but none of their respective Subsidiaries, are entitled to commence a dispute resolution procedure under this Agreement, whether pursuant to this Section 7 or otherwise, and each Party will cause its respective subsidiaries not to commence any dispute resolution procedure other than through such Party as provided in this Section 7.

     8. Miscellaneous.

     (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Florida, without regard to the conflicts of laws provisions thereof.

     (b) Counterparts. This Agreement may be executed in one or more counterparts, which together shall constitute one and the same instrument.

     (c) Successors, Assigns and Affiliates. This Agreement shall be binding upon, and shall inure to the benefit of, the Parties hereto and their respective successors, assigns and affiliates. This Agreement may not be assigned by any Party without the prior consent of the other Parties.

     (d) Notices. Any notice or other communication to be given or made under this Agreement ("Notice") shall be in writing and shall be deemed received (i) when delivered personally, (ii) when sent by facsimile, if confirmed by overnight courier service delivered the next day, (iii) on the third business day following the sending thereof by overnight courier service, or (iv) on the third business day following the sending thereof by registered or certified mail, return receipt requested. All Notices shall be addressed to the addresses of the Party, or sent by facsimile to their facsimile numbers, as set forth on the signature pages hereof.

     (e) Entire Agreement. This Agreement contains the entire Agreement among the Parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, oral or written, between the Parties with respect thereto.

     (f) Amendments. This Agreement may be amended only by an instrument in writing agreed to by each of the Parties hereto.

     (g) Effectiveness. Notwithstanding the date hereof, this Agreement shall become effective as of the date and time that the merger under the Merger Agreement is effective and the transactions contemplated thereby are consummated.

                           [signature page to follow]


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     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on their behalf by their duly authorized representatives as of the date first set forth above.

                                        FIDELITY INFORMATION SERVICES, INC.


                                        By /s/ Michael L. Gravelle
                                           -------------------------------------
                                           Michael L. Gravelle
                                           Senior Vice President

                                           Address: 601 Riverside Avenue
                                                    Jacksonville, Florida  32204
                                                    Attention: General Counsel


                                        FIDELITY NATIONAL TITLE GROUP, INC.


                                        By /s/ Anthony J. Park
                                           -------------------------------------
                                           Anthony J. Park
                                           Executive Vice President and
                                           Chief Financial Officer

                                           Address: 601 Riverside Avenue
                                                    Jacksonville, Florida  32204
                                                    Attention: General Counsel



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